Exhibit 99.2

UHOS Q2 2010 Earnings Teleconference August 12, 2010

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

Q2 2010 Highlights: Solid Quarter Despite Macro Headwinds Adjusted EBITDA Performance: Driven by growth in: Asset360TM (formerly Asset Management) Patient Handling (beds, surfaces, bariatrics) Negative Pressure Wound Therapy Headwinds: Economy Hospital census & expense control Health Care Reform uncertainties Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 3 Q2 2010 +7%

Outlook: Numerous Growth Avenues Despite Macro Headwinds of Economy, Reform and Politics Asset360TM Patient Handling Wound Therapy Peak Need Rental & Biomed Cost Patient Outcomes Efficiency Most immediate impact in 2011 - 2012 Large market, gaining traction Staying True to our Core Solutions Approach: 4 Biggest driver of the future; accelerating in 2012 and beyond Closely Tied to Census Acquisitions and International Growth Opportunities Heavy investing in infrastructure, people and technology in 2009 - 2011 Anticipate soft census until employment rebounds

Financial Review 2nd Quarter 2010 5

2010: Continued Growth for UHS 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Jun $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 LTM = $114.8 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 6

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM (Formerly Asset Mgmt) On-site management to drive better equipment utilization (UHS people, technology & processes) 7 Trend Analysis Strong momentum in Asset360TM, patient handling and wound therapy offset sluggish results in peak need rental caused by soft census and tight cost controls by customers Patient handling Revenues and Margins benefited from the 2010 conversion to owned equipment where we receive 100% of the Revenues $ in Millions 2009 2010 % Chg 2009 2010 % Chg Revenues 56.5 $ 60.8 $ 7.6% 114.8 $ 126.0 $ 9.7% Cash Gross Margin Pre ASC 805 38.0 39.5 4.0% 77.1 83.5 8.4% % of Revenue 67.3% 65.0% 67.1% 66.3% Historical Depreciation (13.6) (15.2) (27.2) (30.6) Gross Margin Pre ASC 805 24.4 $ 24.3 $ -0.5% 49.9 $ 52.9 $ 5.8% % of Revenue 43.2% 39.9% 43.5% 41.9% June YTD 2nd Quarter

 Technical and Professional Services Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: Non-resident, response based/ scheduled Biomedical Services Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM (Formerly CHAMP) Customizable on-site biomedical services program 8 Trend Analysis Higher Revenues in our BioMed360TM (formerly CHAMP) and manufacturer services unit, offset by increased 3rd Party Vendor expenses Additionally, we continue to focus our sales force on large organic growth opportunities in our Outsourcing segment $ in Millions 2009 2010 % Chg 2009 2010 % Chg Revenues 10.7 $ 11.1 $ 4.3% 21.1 $ 22.0 $ 4.1% Cash Gross Margin Pre ASC 805 3.2 3.2 -1.2% 6.4 6.3 -0.8% % of Revenue 30.1% 28.5% 30.1% 28.7% Historical Depreciation (0.1) (0.1) (0.2) (0.2) Gross Margin Pre ASC 805 3.1 $ 3.1 $ -1.4% 6.2 $ 6.1 $ -0.9% % of Revenue 29.3% 27.7% 29.3% 27.9% 2nd Quarter June YTD

Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Lower current year Revenues are a result of robust equipment sales in the comparable 2009 period Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES 9 $ in Millions 2009 2010 % Chg 2009 2010 % Chg Revenues 5.6 $ 4.8 $ -15.2% 10.9 $ 8.9 $ -17.5% Cash Gross Margin Pre ASC 805 1.5 1.2 -21.9% 2.7 2.2 -21.4% % of Revenue 26.9% 24.8% 25.2% 24.1% Historical Depreciation - (0.1) (0.1) (0.2) Gross Margin Pre ASC 805 1.5 $ 1.1 $ -23.0% 2.6 $ 2.0 $ -22.5% % of Revenue 25.9% 23.5% 24.2% 22.8% 2nd Quarter June YTD

Selected Financial Data Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows 10 LTM Q2 2009 2010 % Chg 2009 2010 % Chg 2010 72.8 $ 76.7 $ 5.3% 146.8 $ 156.9 $ 6.9% 307.4$ 42.7 $ 43.9 $ 2.7% 86.2 $ 92.0 $ 6.7% 177.3 $ 58.7% 57.2% 58.7% 58.6% 57.7% (13.7) (15.4) (27.5) (31.0) (59.4) 29.0 $ 28.5 $ -1.7% 58.7 $ 61.0 $ 3.9% 117.9 $ 39.8% 37.1% 40.0% 38.9% 38.4% 16.0 $ 15.3 $ 4.0% 32.3 $ 31.3 $ 3.0% 62.6 $ 22.0% 20.0% 22.0% 19.9% 20.4% 26.8 $ 28.6 $ 6.7% 53.9 $ 60.7 $ 12.6% 114.8 $ 36.8% 37.2% 36.7% 38.7% 37.4% - $ - $ - $ 16.6 $ 16.6 $ 7.4 18.3 147.3% 14.0 35.9 156.4% 73.0 7.4 $ 18.3 $ 14.0 $ 52.5 $ 89.6 $ 2nd Quarter June YTD $ in Millions Consolidated Revenues Cash Gross Margin Pre-ASC 805 % of Revenues Historical Depreciation Gross Margin Pre-ASC 805 % of Revenues Cash SG&A % of Revenues Adjusted EBITDA % of Revenues Patient Handling Buyout Other Total Accrual CAPEX

Additional Commitment = ~ $20 $195 Bank Line (as of June 30th) Available Liquidity = ~ $116 Used = ~ $59 Liquidity Profile ($ millions) 11 Redeemed the final $9.9 of 10.125% Senior Notes through our Bank Line in June 2010 Debt maturity profile Borrowing Base = $175 (Includes LOCs of $4) Debt Maturities $- $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 $195 Revolver

Leverage Trend Note that our calculations include Accrued Interest for conservatism Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations 12 Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Recap Recap 12/31/09 6/30/10 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 230.0 10.125% Senior Notes 9.9 - Bank Line 38.4 54.6 Capital Leases 10.3 13.4 Total Debt 518.6 528.0 Add: Accrued Interest 3.7 3.6 Net Debt 522.3 $ 531.6 $ LTM Adj. EBITDA 108.1 $ 114.8 $ Leverage ratio 4.8 4.6 UHS Debt Structure ($ in millions)

 2009 2010 E Adjusted EBITDA $108 $120 + Accrual CAPEX $51 $85 - $90 (UHS includes capital used to fund existing (~$17) and future growth of patient handling equipment, which was previously funded by our partner) Year-end Leverage 4.8x Mid 4’s (absent acquisitions) Estimated Guidance ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities 13

Continue to Expect Growth Despite the Economic Environment Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 E Refer to Appendix for reconciliation of Adjusted EBITA to Cash Flows from Operations 14

Selected Reconciliations EBITDA Reconciliation: 2009 & 2010 EBITDA Reconciliation: 1998 – LTM Q2 2010 Depreciation and Amortization Reconciliation Other Reconciliations Appendix 15

Selected Reconciliations 16  $ in Millions 2 nd Quarter June YTD LTM Q2 2009 2010 2009 2010 2010 Gross Margin ASC 805 Impact Depreciation $ 3.4 $ 3.3 $ 6.8 $ 6.4 $ 13.0 Occupancy - - 0.1 - - Fixed Asset Disposals 0.4 0.1 0.8 0.5 1.2 Total Gross Margin ASC 805 Impact 3.8 $ 3.4 $ 7.7 $ 6.9 $ 14.2 $ SG&A per GAAP to Cash SG&A SG&A per GAAP $ 21.2 $ 21.0 $ 43.2 $ 42.1 83.1 Stock Option Expense (0.3) (0.3) (0.9) (0.7) (1.1) Historical Depreciation & Amortization (0.7) (0.8) (1.4) (1.5) (3.0) ASC 805 Depreciation & Amortization (3.8) (3.6) (7.8) (7.1) (14.1) Other ASC 805 Impact (0.1) (0.1) (0.1) (0.1) (0.3) Management, Board, & Strategic Fees (0.3) (0.9) (0.7) (1.4) (2.0) Cash SG&A 16.0 $ 15.3 $ 32.3 $ 31.3 $ 62.6 $

Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin 17 $ in Millions 2nd Quarter June YTD LTM Q2 2009 2010 2009 2010 2010 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 24.4 $ 24.3 $ 49.9 $ 52.9 $ 101.8 $ ASC 805 Outsourcing Depreciation 3.4 3.3 6.8 6.4 13.0 Other ASC 805 Items 0.1 - 0.3 0.3 0.7 Gross Margin per GAAP 20.9 $ 21.0 $ 42.8 $ 46.2 $ 88.1 $ Technical & Professional Services Gross Margin Pre-ASC 805 3.1 $ 3.1 $ 6.2 $ 6.1 $ 11.8 $ Gross Margin per GAAP 3.1 $ 3.1 $ 6.2 $ 6.1 $ 11.8 $ Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.5 $ 1.1 $ 2.6 $ 2.0 $ 4.3 $ Other ASC 805 Items 0.3 0.1 0.6 0.2 0.5 Gross Margin per GAAP 1.2 $ 1.0 $ 2.0 $ 1.8 $ 3.8 $ Total Gross Margin Pre-ASC 805 29.0 $ 28.5 $ 58.7 $ 61.0 $ 117.9 $ Total ASC 805 Depreciation 3.4 3.3 6.8 6.4 13.0 Total Other ASC 805 Items 0.4 0.1 0.9 0.5 1.2 Total Gross Margin per GAAP $ 25.2 $ 25.1 $ 51.0 $ 54.1 $ 103.7

EBITDA Reconciliation Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. 18 $ in Millions 2nd Quarter June YTD LTM Q2 2009 2010 2009 2010 2010 Net Cash provided by Operating Activities 6.8 $ 11.8 $ 25.3 $ 42.2 $ 72.9 $ Changes in Operating Assets and Liabilities 9.3 4.8 7.0 (5.2) (6.0) Other and Non-Cash Expenses 0.8 1.3 1.5 1.5 6.3 Income Tax Expense (3.0) (2.6) (6.1) (3.9) (9.3) Interest Expense 11.8 11.9 23.6 23.4 46.3 EBITDA 25.7 27.2 51.3 58.0 110.2 Management, Board & Strategic Fees 0.3 0.9 0.7 1.4 2.0 Stock Option Expense 0.3 0.3 0.9 0.7 1.1 ASC 805 Impact 0.5 0.2 1.0 0.6 1.5 Adjusted EBITDA 26.8 $ 28.6 $ 53.9 $ 60.7 $ 114.8 $

EBITDA Reconciliation: 1998 – LTM Q2 2010 19 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net Cash provided by Operating Activities 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 72.9 $ LTM Q2 Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 3.6 6.2 (6.0) Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.1) (28.5) 6.5 6.3 6.3 Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (15.4) (11.5) (9.3) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.9 46.5 46.3 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 97.8 103.5 110.2 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - - - Terminated IPO Expenses - - - 1.2 - - - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - - - Financing and Reorganization Charges 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ - $ - $ Management, Board & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.3 1.3 2.0 Other 2.9 - - - - - - - - (0.7) 0.1 - - Stock Option Expense - - - - - - - - 1.7 3.7 2.5 1.3 1.1 ASC 805 Impact - - - - - - - - - 2.4 2.3 2.0 1.5 Adjusted EBITDA 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.0 $ 95.5 $ 104.0 $ 108.1 $ 114.8 $ Total Revenue 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 307.3 $ Total Debt & Accrued Interest, Less Cash & Investments * 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 531.6 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) * 5.1 5.4 4.6 4.1 3.4 4.3 4.4 4.0 3.9 5.2 5.0 4.8 4.6 * As of End of Period

Depreciation & Amortization Reconciliations 20 $ in Millions 2nd Quarter June YTD LTM Q2 2009 2010 2009 2010 2010 Historical Outsourcing Depreciation 13.6 $ 15.2 $ 27.2 $ 30.6 $ 58.9 $ ASC 805 Outsourcing Depreciation 3.4 3.3 6.8 6.4 13.0 Total Outsourcing Depreciation 17.0 18.5 34.0 37.0 71.9 Historical Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.3 Total Technical & Professional Services Depreciation 0.1 0.1 0.2 0.2 0.3 Historical Sales & Remarketing Depreciation - 0.1 0.1 0.2 0.2 Total Sales & Remarketing Depreciation - 0.1 0.1 0.2 0.2 Historical Gross Margin Depreciation 13.7 15.4 27.5 31.0 59.4 Gross Margin ASC 805 Depreciation 3.4 3.3 6.8 6.4 13.0 Total Gross Margin Depreciation 17.1 18.7 34.3 37.4 72.4 Historical Selling, General, and Admin Depreciation 0.7 0.8 1.4 1.5 3.0 ASC 805 Selling, General, and Admin Depreciation 0.1 0.1 0.3 0.2 0.4 Total Selling, General, and Admin Depreciation 0.8 0.9 1.7 1.7 3.4 Total ASC 805 Selling, General, and Admin Amortization 3.7 3.5 7.5 6.9 13.7 Total Depreciation, Amortization, and Impairment 21.6 $ 23.1 $ 43.5 $ 46.0 $ 89.5

Other Reconciliations 21 YTD LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q2 2010 Q2 2010 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 48.7 $ 83.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 4.0 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (3.2) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 5.2 5.2 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 52.5 $ 89.6 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS